UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2010

Beach First National Bancshares, Inc.
(Exact name of registrant as specified in its charter)

South Carolina	000-22503	57-1030117
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3751 Robert M. Grissom Parkway, Suite 100, Myrtle Beach, South Carolina	29577
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 626-2265

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

On May 14, 2010, Beach First National Bancshares, Inc., a South Carolina corporation (the “Company”), filed a voluntary petition for relief pursuant to Chapter 7 of Title 11 of the United States Code in the United States Bankruptcy Court District of South Carolina, Bankruptcy Case No. 10-03499-dd.

The bankruptcy trustee is Michelle L. Vieira at P.O. Box 70309, Myrtle Beach, South Carolina 29572.  The trustee was appointed on May 17, 2010 and will be responsible for the wind-up of the Company’s business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACH FIRST NATIONAL BANCSHARES, INC.

By: /s/ Gary S. Austin
Name:  Gary S. Austin
Title: Chief Financial Officer

Dated:   May 17, 2010